Microsoft Word 11.0.6502;SUB-ITEM 77D(g)

The Capital Opportunities Series, Global Total Return Series, International Growth Series, Mid Cap Growth Series, Strategic Value Series, and the Total Return Series, each a series of MFS/Sun Life Series Trust, deleted active and frequent trading disclosure in the Principal Investment Policies and deleted "Active or Frequent Trading Risk" disclosure in the Principal Risks of an Investment sections of the prospectus. These items are contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Mid Cap Growth Series, New Discovery Series, Strategic Value Series, and Technology Series, each a series of MFS/Sun Life Series Trust, revised disclosure concerning "short" positions in the Principal Investment Policies section and in the Principal Risks of an Investment section (under Short Sales
Risk) of the prospectus.

These items are contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Emerging Growth Series, a series of MFS/Sun Life Series Trust, expanded disclosure concerning major enterprises growth prospects in the Principal
Investment Policies section of the prospectus. This item is contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Global Growth Series, a series of MFS/Sun Life Series Trust, added Growth Companies Risk disclosure in the Principal Risks of an Investment section of the prospectus. This item is contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Government Securities Series, a series of MFS/Sun Life Series Trust, revised Credit Risk disclosure under the heading Mortgage-Backed Securities and Collateralized Mortgage Obligations Risk in the Principal Risks of an Investment section of the prospectus. This item is contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Massachusetts Investors Trust Series, a series of MFS/Sun Life Series Trust, revised disclosure concerning the adviser's considerations in managing the series in the Principal Investment Policies section of the prospectus. This item is contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Mid Cap Value Series, a series of MFS/Sun Life Series Trust, expanded disclosure concerning foreign securities in the Principal Investment Policies section of the prospectus. This item is contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Money Market Series, a series of MFS/Sun Life Series Trust, revised disclosure concerning bank obligations in the Principal Investment Policies section of the prospectus. This item is contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Research Series and Research International Series, each a series of MFS/Sun Life Series Trust, revised disclosure concerning asset allocation and the utilization of a team of investment research analysts in the Principal Investment Policies section of the prospectus. These items are contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.

The Strategic Growth Series, a series of MFS/Sun Life Series Trust, revised disclosure concerning "short" positions and added disclosure concerning foreign securities in the Principal Investment Policies section of the prospectus. The Series also revised disclosure concerning Short Sales Risk and deleted disclosure concerning Active or Frequent Trading Risk in the Principal Risks of an Investment section of the prospectus. These items are contained in Post-Effective Amendment No. 35 to the Registration Statement for MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) as filed with the Securities and Exchange Commission via EDGAR on April 29, 2005, under Rule 485 under the Securities Act of 1933. Such description is incorporated herein by reference.